Exhibit 99.1

Web.com Reports Fourth Quarter and Full Year 2014 Financial Results

•	Generated $117.2 million of operating cash flow in 2014, up 14% year-over-year

•	Repurchased 625,000 shares for $10.8 million in the fourth quarter

•	Repaid $16.3 million in debt in the fourth quarter and $63.1 million in the full year

JACKSONVILLE, Fla. - February 12, 2015 - Web.com Group, Inc. (NASDAQ: WWWW), a leading provider of Internet services and online marketing solutions for small businesses, today announced results for the fourth quarter and full year ended December 31, 2014.

“Web.com delivered fourth quarter financial results that included revenue that exceeded expectations and EPS that was at the high-end of our guidance range. During the quarter we generated approximately $34 million of free cash flow, which we deployed to continue de-levering our balance sheet and repurchase $10.8 million of shares,” said David L. Brown, chairman, chief executive officer and president of Web.com.

Brown added, “We made good progress in the quarter addressing the issues that have been impacting our business and believe we are on track to begin generating improved sequential revenue growth. We believe Web.com’s differentiated product solutions and singular focus on the small business market provide customers the solutions they need to drive greater sales and engagement from their current and prospective customers. We will continue to optimize our investments to ensure we are well positioned to take advantage of this market opportunity while delivering improved operational and financial performance over time.”

Summary of Fourth Quarter 2014 Financial Results

•
Total revenue, calculated in accordance with U.S. generally accepted accounting principles (GAAP), was $134.5 million for the fourth quarter of 2014, compared to $131.1 million for the fourth quarter of 2013. Non-GAAP revenue was $140.4 million for the fourth quarter of 2014, up 1% on a year-over-year basis.

•
GAAP operating income was $8.5 million for the fourth quarter of 2014, compared to $6.4 million for the fourth quarter of 2013. Non-GAAP operating income was $33.4 million for the fourth quarter of 2014, representing a 24% non-GAAP operating margin, compared to $37.0 million for the fourth quarter of 2013, representing a 27% non-GAAP operating margin.

•
GAAP net loss was $8.7 million, or $0.17 per diluted share, for the fourth quarter of 2014. GAAP net loss was $3.4 million, or $0.07 per diluted share, in the fourth quarter of 2013. Non-GAAP net income was $30.3 million for the fourth quarter of 2014, or $0.57 per diluted share, which was at the high end of the Company's guidance of $0.55 to $0.57 per diluted share. The Company had non-GAAP net income of $31.9 million, or $0.59 per diluted share, for the fourth quarter of 2013.

•
Adjusted EBITDA was $37.2 million for the fourth quarter of 2014, representing a 27% adjusted EBITDA margin, compared to $40.1 million for the fourth quarter of 2013, representing a 29% adjusted EBITDA margin.

•	The Company generated cash from operations of $36.4 million for the fourth quarter of 2014, an increase of 2% compared to $35.6 million of cash flow from operations for the fourth quarter of 2013.

Fourth Quarter and Recent Business Highlights

•	Web.com's total net subscribers were approximately 3,276,000 at the end of the fourth quarter of 2014, up sequentially by approximately 20,800 from the end of the third quarter of 2014.

•
Web.com's average revenue per user (ARPU) was $14.07 for the fourth quarter of 2014, representing a sequential decrease of $0.53 from $14.60 for the third quarter of 2014 and a decrease of $0.64 from $14.71 for the fourth quarter of 2013.

•	Customer churn was approximately 1% for the fourth quarter of 2014, consistent with recent low levels.

•	Web.com used $16.3 million in cash to make debt payments during the fourth quarter of 2014 and $63.1 million for the full year of 2014.

•
We repurchased approximately 625,000 shares of our outstanding common stock for a total of $10.8 million during the fourth quarter of 2014 and an additional 307,000 shares for $5.1 million to date in the first quarter of 2015.

•
Announced a partnership agreement with Constant Contact to create a joint offering that will combine Web.com's online services with the Constant Contact's email marketing to provide small businesses with the marketing tools they need to succeed.

Summary of Full Year 2014 Financial Results

•
Total revenue, calculated in accordance with GAAP, was $543.9 million for 2014, compared to $492.3 million for 2013. Non-GAAP revenue, which adds back the impact of the fair value adjustment to acquired deferred revenue, was $570.1 million for 2014, compared to $533.7 million in 2013.

•
Operating income, calculated in accordance with GAAP, was $37.7 million for 2014 and included a $27.2 million negative impact related to the fair value adjustment to acquired deferred revenue and deferred expenses, as well as $0.7 million in restructuring charges and corporate development expenses. For 2013, the company reported a GAAP operating income of $10.2 million, which included a $43.0 million negative impact from the fair value adjustment to acquired deferred revenue and deferred expenses, as well as $1.7 million in restructuring charges. Non-GAAP operating income was $147.8 million for 2014, compared to $141.3 million for 2013 and representing an annual non-GAAP operating margin of 26% for both periods.

•
GAAP net loss was $12.5 million, or $0.24 per diluted share, for 2014 and included the above-mentioned impact related to the fair value adjustment to acquired deferred revenue and deferred expenses, restructuring charges and corporate development expenses, a $1.8 million loss related to the extinguishment of debt, and an income tax expense of $21.5 million. GAAP net loss was $65.7 million, or $1.34 per diluted share, in 2013, which included the above-mentioned impact from the fair value adjustment to acquired deferred revenue and deferred expenses and restructuring charges, a $20.7 million loss from the extinguishment of debt, and an income tax expense of $21.3 million. Non-GAAP net income was $130.8 million for 2014, or $2.41 per diluted share, compared to $112.1 million, or $2.13 per diluted share for 2013.

•	Adjusted EBITDA was $161.9 million for 2014, compared to $153.3 million for 2013 and representing a 28% and 29% annual adjusted EBITDA margin, respectively.

•	Cash flow from operations was $117.2 million for 2014 compared to $102.5 million for 2013.

Conference Call Information

Management will host a conference call today, February 12, 2015, at 5:00 p.m. ET, to discuss Web.com's fourth quarter financial results and current business outlook. There will be an accompanying slide presentation which will be available on the Investor Relations page of Web.com's website (http://ir.web.com), along with a live webcast and replay of the call. To access the call, dial 877-407-3982 (domestic) or 201-493-6780 (international). A replay of this conference call will be available until February 19, 2015 at 877-870-5176 (domestic) or 858-384-5517 (international). The replay conference ID is 13599363.

About Web.com
Web.com Group, Inc. (Nasdaq: WWWW) provides a full range of Internet services to small businesses to help them compete and succeed online. Web.com meets the needs of small businesses anywhere along their lifecycle with affordable, subscription-based solutions including domains, hosting, website design and management, search engine optimization, online marketing campaigns, local sales leads, social media, mobile products, eCommerce solutions and call center services. For more information, please visit www.web.com; follow the company on Twitter @webdotcom or on Facebook at www.facebook.com/web.com.

Note to Editors: Web.com is a registered trademark of Web.com Group, Inc.

Use of Non-GAAP Financial Measures
Some of the measures in this press release are non-GAAP financial measures within the meaning of the SEC Regulation G. Web.com believes presenting non-GAAP measures is useful to investors, because it describes the operating performance of the company, excluding some recurring charges that are included in the most directly comparable measures calculated and presented in accordance with GAAP. Web.com's management uses these non-GAAP measures as important indicators of the Company's past performance and in planning and forecasting performance in future periods. The non-GAAP financial information Web.com presents may not be comparable to similarly-titled financial measures used by other companies, and investors should not consider non-GAAP financial measures in isolation from, or in substitution for, financial information presented in compliance with GAAP.
You are encouraged to review the reconciliation of non-GAAP financial measures to GAAP financial measures included elsewhere in this press release.
Relative to each of the non-GAAP measures Web.com presents, management further sets forth its rationale as follows:

•
Non-GAAP Revenue. Web.com excludes from non-GAAP revenue the impact of the fair value adjustment to amortized deferred revenue because we believe that excluding such measures helps management and investors better understand our revenue trends.

•
Non-GAAP Operating Income and Non-GAAP Operating Margin. Web.com excludes from non-GAAP operating income and non-GAAP operating margin, amortization of intangibles, fair value adjustment to deferred revenue and deferred expense, restructuring expenses, corporate development expenses, stock-based compensation charges, asset impairment, and gains or losses from asset sales. Management believes that excluding these items assists management and investors in evaluating period-over-period changes in Web.com's operating income without the impact of items that are not a result of the Company's day-to-day business and operations.

•
Non-GAAP Net Income and Non-GAAP Net Income Per Diluted Share. Web.com excludes from non-GAAP net income and non-GAAP net income per diluted share amortization of intangibles, income tax provision, fair value adjustment to deferred revenue and deferred expense, restructuring expenses, corporate development expenses, amortization of debt discounts and fees, stock-based compensation, asset impairment, and loss on debt extinguishment, gains or losses from asset sales and includes estimated cash income tax payments, because management believes that adjusting for such measures helps management and investors better understand the Company's operating activities.

•
Adjusted EBITDA. Web.com excludes from adjusted EBITDA depreciation expense, amortization of intangibles, income tax provision, interest expense, interest income, stock-based compensation, asset impairment, and fair value adjustments to deferred revenue and deferred expense, gains or losses from asset sales, corporate development expenses and restructuring expenses, because management believes that excluding such items helps investors better understand the Company's operating activities.

In respect of the foregoing, Web.com provides the following supplemental information to provide additional context for the use and consideration of the non-GAAP financial measures used elsewhere in this press release:

•
Stock-based compensation. These expenses consist of expenses for employee stock options and employee awards under Accounting Standards Codification ("ASC") 718-10. While stock-based compensation expense calculated in accordance with ASC 718-10 constitutes an ongoing and recurring expense, such expense is excluded from non-GAAP results because such expense is not used by management to assess the core profitability of the Company's business operations. Web.com further believes these measures are useful to investors in that they allow for greater transparency to certain line items in our financial statements. In addition, when management performs internal comparisons to Web.com's historical operating results and compares the Company's operating results to the Company's competitors, management excludes this item from various non-GAAP measures.

•
Amortization of intangibles. Web.com incurs amortization of acquired intangibles under ASC 805-10-65. Acquired intangibles primarily consist of customer relationships, customer lists, non-compete agreements, trade names, and developed technology. Web.com expects to amortize for accounting purposes the fair value of the acquired intangibles based on the pattern in which the economic benefits of the intangible assets will be consumed as revenue is generated. Although the intangible assets generate revenue, the Company believes the non-GAAP financial measures excluding this item provide meaningful supplemental information regarding the Company's operational performance. In addition, when management performs internal comparisons to Web.com's historical operating results and compares the Company's operating results to the Company's competitors, management excludes this item from various non-GAAP measures.

•
Depreciation expense. Web.com records depreciation expense associated with its fixed assets. Although its fixed assets generate revenue for Web.com, the item is excluded because management believes certain non-GAAP financial measures excluding this item provide meaningful supplemental information regarding the Company's operational performance. In addition, when management performs internal comparisons to Web.com's historical operating results and compares the Company's operating results to the Company's competitors, management excludes this item from various non-GAAP measures.

•
Amortization of debt discounts and fees. Web.com incurs amortization expense related to debt discounts and deferred financing fees. The difference between the effective interest expense and the coupon interest expense (i.e. debt discount), as well as, amortized deferred financing fees are excluded because Web.com believes the non-GAAP measures excluding these items provide meaningful supplemental information regarding the Company's operational performance. In addition, when management performs internal comparisons to Web.com's historical operating results and compares the Company's operating results to the Company's competitors, management excludes this item from various non-GAAP measures.

•
Restructuring expense. Web.com has recorded restructuring expenses and excludes the impact of these expenses from its non-GAAP measures, because such expense is not used by management to assess the core profitability of the Company's business operations.

•
Income tax expense. Due to the magnitude of Web.com's historical net operating losses and related deferred tax asset, the Company excludes income tax from its non-GAAP measures primarily because it is not indicative of the actual tax to be paid by the Company and therefore is not reflective of ongoing operating results. The Company believes that excluding this item provides meaningful supplemental information regarding the Company's operational performance and facilitates management's internal comparisons to the Company's historical operating results and comparisons to the Company's competitors' operating results. The Company includes the estimated tax that the Company expects to pay for operations during the periods presented.

•
Fair value adjustment to deferred revenue and deferred expense. Web.com has recorded a fair value adjustment to acquired deferred revenue and deferred expense in accordance with ASC 805-10-65. Web.com excludes the impact of these adjustments from its non-GAAP measures, because doing so results in non-GAAP revenue and non-GAAP net income which are reflective of ongoing operating results and more comparable to historical operating results, since the majority of the Company's revenue is recurring subscription revenue. Excluding the fair value adjustment to deferred revenue and deferred expense therefore facilitates management's internal comparisons to Web.com's historical operating results.

•
Corporate development expenses. Web.com incurred expenses relating to the acquisitions and successful integration of acquisitions. Web.com excludes the impact of these expenses from its non-GAAP measures, because such expense is not used by management to assess the core profitability of the Company's business operations.

•
Gains or losses from asset sales or impairment and certain other transactions. Web.com excludes the impact of asset sales or impairment and certain other transactions including debt extinguishments and the sale of equity method investments from its non-GAAP measures because the impact of these items is not considered part of the Company's ongoing operations.

Forward-Looking Statements
This press release includes certain "forward-looking statements" including, without limitation, statements regarding our ability to begin generating improved sequential revenue growth and Web.com's differentiated product solutions and singular focus on the small business market providing customers the solutions they need to drive greater sales and engagement from their current and prospective customers, that are subject to risks, uncertainties and other factors that could cause actual results or outcomes to differ materially from those contemplated by the forward-looking statements. These forward-looking statements include, but are not limited to, plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts. These statements are sometimes identified by words such as “believe,” “opportunities,” or words of similar meaning. As a result of the ultimate outcome of such risks and uncertainties, Web.com's actual results could differ materially from those anticipated in these forward-looking statements. These statements are based on Web.com's current beliefs or expectations, and there are a number of important factors that could cause the actual results or outcomes to differ materially from those indicated by these forward-looking statements, including, without limitation, risks related to the successful offering of the products and services of Web.com; and other risks that may impact Web.com's business. Other risk factors are set forth under the caption, "Risk Factors," in Web.com's Form 10-Q for the quarter ended September 30, 2014, as filed with the Securities and Exchange Commission, which are available on a website maintained by the Securities and Exchange Commission at www.sec.gov. Web.com expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein as a result of new information, future events or otherwise.

Contacts
Investors:
Brian Denyeau
646-277-1251
Brian.Denyeau@icrinc.com

Media:
John Herbkersman
904-251-6297
jherbkersman@web.com

Source: Web.com

Web.com Group, Inc.
Consolidated Statement of Comprehensive Loss
(in thousands, except for per share data)

	Three months ended December 31,		Twelve months ended December 31,
	2014	2013	2014	2013

Revenue	$134,511	$131,125	$543,937	$492,315
Cost of Revenue:	48,667	43,536	191,778	171,747

Gross profit	85,844	87,589	352,159	320,568

Operating expenses:
Sales and marketing	37,139	35,772	148,836	140,618
Technology and development	7,632	7,664	29,683	32,468
General and administrative	14,963	16,936	58,992	55,740
Restructuring charges	166	1,689	166	1,657
Asset impairment	2,040	—	2,040	—
Depreciation and amortization	15,398	19,165	74,779	79,844
Total operating expenses	77,338	81,226	314,496	310,327
Income from operations	8,506	6,363	37,663	10,241

Interest expense, net	(5,355)	(7,945)	(26,739)	(34,300)
Gain on sale of equity method investment	—	—	—	385
Loss from debt extinguishment	—	—	(1,838)	(20,663)
Net income (loss) before income taxes	3,151	(1,582)	9,086	(44,337)
Income tax expense	(11,885)	(1,846)	(21,544)	(21,327)
Net loss	$(8,734)	$(3,428)	$(12,458)	$(65,664)

Other comprehensive loss:
Foreign currency translation adjustments	(640)	—	(1,395)	—
Unrealized (loss) gain on investments, net of tax	(10)	2	(18)	15
Total comprehensive loss	$(9,384)	$(3,426)	$(13,871)	$(65,649)

Basic loss per share:
Net loss per common share	$(0.17)	$(0.07)	$(0.24)	$(1.34)
Diluted loss per share:
Net loss per common share	$(0.17)	$(0.07)	$(0.24)	$(1.34)

Web.com Group, Inc.
Consolidated Balance Sheets
(in thousands, except share count)

	December 31, 2014	December 31, 2013

Assets
Current assets:
Cash and cash equivalents	$22,485	$13,806
Accounts receivable, net of allowance of $2,310 and $1,545, respectively	16,932	17,062
Prepaid expenses	10,550	7,348
Deferred expenses	62,818	62,073
Deferred taxes	23,750	35,318
Other current assets	5,012	2,837
Total current assets	141,547	138,444

Property and equipment, net	44,000	42,090
Deferred expenses	50,901	57,235
Goodwill	639,564	627,845
Intangible assets, net	357,819	401,921
Other assets	4,575	10,224
Total assets	$1,238,406	$1,277,759

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$9,940	$10,351
Accrued expenses	14,937	14,449
Accrued compensation and benefits	5,997	13,423
Accrued restructuring costs	—	1,139
Deferred revenue	217,394	208,856
Current portion of debt	6,197	6,586
Other liabilities	5,069	2,512
Total current liabilities	259,534	257,316

Deferred revenue	185,338	186,539
Long-term debt	501,085	556,506
Deferred tax liabilities	111,503	102,421
Other long-term liabilities	6,856	4,932
Total liabilities	1,064,316	1,107,714
Stockholders' equity:
Common stock, $0.001 par value per share: 150,000,000 shares authorized, 52,108,719 and 51,193,230 shares issued and outstanding at December 31, 2014 and December 31, 2013, respectively	52	51
Additional paid-in capital	552,991	528,101
Treasury stock at cost, 395,395 shares as of December 31, 2014, and 0 shares as of December 31, 2013	(6,975)	—
Accumulated other comprehensive (loss) income	(1,393)	20
Accumulated deficit	(370,585)	(358,127)
Total stockholders' equity	174,090	170,045
Total liabilities and stockholders' equity	$1,238,406	$1,277,759

Web.com Group, Inc.
Reconciliation of GAAP to Non-GAAP Results
(in thousands, except for per share data)
(unaudited)
	Three months ended December 31,		Twelve months ended December 31,
	2014	2013	2014	2013
Reconciliation of GAAP revenue to non-GAAP revenue
GAAP revenue	$134,511	$131,125	$543,937	$492,315
Fair value adjustment to deferred revenue	5,855	8,328	26,163	41,407
Non-GAAP revenue	$140,366	$139,453	$570,100	$533,722

Reconciliation of GAAP net loss to non-GAAP net income
GAAP net loss	$(8,734)	$(3,428)	$(12,458)	$(65,664)
Amortization of intangibles	11,563	16,117	60,719	67,833
Loss on sale of assets	—	—	—	135
Asset impairment	2,040	—	2,040	—
Stock based compensation	5,040	4,177	19,567	18,502
Income tax expense	11,885	1,846	21,544	21,327
Restructuring charges	166	1,689	166	1,657
Corporate development	—	—	499	—
Amortization of debt discounts and fees	2,746	2,785	10,932	5,431
Cash income tax (expense) benefit	(499)	37	(1,243)	(320)
Fair value adjustment to deferred revenue	5,855	8,328	26,163	41,407
Fair value adjustment to deferred expense	215	333	1,027	1,561
Loss on debt extinguishment	—	—	1,838	20,663
Gain on sale of equity method investment	—	—	—	(385)
Non-GAAP net income	$30,277	$31,884	$130,794	$112,147

Reconciliation of GAAP basic net loss per share to non-GAAP basic net income per share
Basic GAAP net loss	$(0.17)	$(0.07)	$(0.24)	$(1.34)
Amortization of intangibles	0.24	0.32	1.20	1.39
Loss on sale of assets	—	—	—	—
Asset impairment	0.04	—	0.04	—
Stock based compensation	0.10	0.08	0.38	0.38
Income tax expense	0.23	0.04	0.42	0.44
Restructuring charges	—	0.03	—	0.03
Corporate development	—	—	0.01	—
Amortization of debt discounts and fees	0.05	0.06	0.21	0.11
Cash income tax (expense) benefit	(0.01)	—	(0.02)	(0.01)
Fair value adjustment to deferred revenue	0.11	0.17	0.51	0.84
Fair value adjustment to deferred expense	—	0.01	0.02	0.03
Loss on debt extinguishment	—	—	0.04	0.42
Gain on sale of equity method investment	—	—	—	—
Basic Non-GAAP net income per share	$0.59	$0.64	$2.57	$2.29

Reconciliation of GAAP diluted net loss per share to non-GAAP diluted net income per share	Three months ended December 31,		Twelve months ended December 31,
Diluted shares:	2014	2013	2014	2013
Basic weighted average common shares	51,295	49,770	50,920	48,947
Diluted stock options	1,623	3,305	2,727	2,993
Diluted restricted stock	342	826	554	803
Total diluted weighted average common shares	53,260	53,901	54,201	52,743

Diluted GAAP net loss per share	$(0.17)	$(0.07)	$(0.24)	$(1.34)
Diluted equity	0.01	0.01	0.01	0.10
Amortization of intangibles	0.23	0.30	1.12	1.30
Loss on sale of assets	—	—	—	—
Asset impairment	0.04	—	0.04	—
Stock based compensation	0.09	0.08	0.36	0.35
Income tax expense	0.22	0.03	0.40	0.40
Restructuring charges	—	0.03	—	0.03
Corporate development	—	—	0.01	—
Amortization of debt discounts and fees	0.05	0.05	0.20	0.10
Cash income tax (expense) benefit	(0.01)	—	(0.02)	(0.01)
Fair value adjustment to deferred revenue	0.11	0.15	0.48	0.79
Fair value adjustment to deferred expense	—	0.01	0.02	0.03
Loss on debt extinguishment	—	—	0.03	0.39
Gain on sale of equity method investment	—	—	—	(0.01)
Diluted Non-GAAP net income per share	$0.57	$0.59	$2.41	$2.13

Reconciliation of GAAP operating income to non-GAAP operating income
GAAP operating income	$8,506	$6,363	$37,663	$10,241
Amortization of intangibles	11,563	16,117	60,719	67,833
Loss on sale of assets	—	—	—	135
Asset impairment	2,040	—	2,040	—
Stock based compensation	5,040	4,177	19,567	18,502
Restructuring charges	166	1,689	166	1,657
Corporate development	—	—	499	—
Fair value adjustment to deferred revenue	5,855	8,328	26,163	41,407
Fair value adjustment to deferred expense	215	333	1,027	1,561
Non-GAAP operating income	$33,385	$37,007	$147,844	$141,336

Reconciliation of GAAP operating margin to non-GAAP operating margin
GAAP operating margin	6%	5%	7%	2%
Amortization of intangibles	9	12	11	13
Loss on sale of assets	—	—	—	—
Asset impairment	1	—	—	—
Stock based compensation	4	3	3	3
Restructuring charges	—	1	—	—
Corporate development	—	—	—	—
Fair value adjustment to deferred revenue	4	6	5	8
Fair value adjustment to deferred expense	—	—	—	—
Non-GAAP operating margin	24%	27%	26%	26%

Reconciliation of GAAP operating income to adjusted EBITDA	Three months ended December 31,		Twelve months ended December 31,
	2014	2013	2014	2013
GAAP operating income	$8,506	$6,363	$37,663	$10,241
Depreciation and amortization	15,398	19,165	74,779	79,844
Loss on sale of assets	—	—	—	135
Asset impairment	2,040	—	2,040	—
Stock based compensation	5,040	4,177	19,567	18,502
Restructuring charges	166	1,689	166	1,657
Corporate development	—	—	499	—
Fair value adjustment to deferred revenue	5,855	8,328	26,163	41,407
Fair value adjustment to deferred expense	215	333	1,027	1,561
Adjusted EBITDA	$37,220	$40,055	$161,904	$153,347

Reconciliation of GAAP operating margin to adjusted EBITDA margin
GAAP operating margin	6%	5%	7%	2%
Depreciation and amortization	12	14	13	16
Loss on sale of assets	—	—	—	—
Asset impairment	1	—	—	—
Stock based compensation	4	3	3	3
Restructuring charges	—	1	—	—
Corporate development	—	—	—	—
Fair value adjustment to deferred revenue	4	6	5	8
Fair value adjustment to deferred expense	—	—	—	—
Adjusted EBITDA margin	27%	29%	28%	29%

Reconciliation of net cash provided by operating activities to free cash flow
Net cash provided by operating activities	$36,352	$35,563	$117,206	$102,460
Capital expenditures	(2,382)	(3,127)	(15,166)	(14,713)
Free cash flow	$33,970	$32,436	$102,040	$87,747

Revenue
Subscription	$132,001	$128,692	$534,955	$482,166
Professional services and other	2,510	2,433	8,982	10,149
Total	$134,511	$131,125	$543,937	$492,315

Stock based compensation
Cost of revenue	$500	$440	$2,045	$1,839
Sales and marketing	1,168	985	4,816	4,399
Research and development	765	670	3,125	2,811
General and administrative	2,607	2,082	9,581	9,453
Total	$5,040	$4,177	$19,567	$18,502

Web.com Group, Inc.
Consolidated Statement of Cash Flows
(in thousands)
(unaudited)
	Three months ended December 31,		Twelve months ended December 31,
	2014	2013	2014	2013
Cash flows from operating activities
Net loss	$(8,734)	$(3,428)	$(12,458)	$(65,664)
Adjustments to reconcile net loss to net cash provided by operating activities:
Gain on sale of equity method investment	—	—	—	(385)
Loss from debt extinguishment	—	—	1,249	13,424
Depreciation and amortization	15,398	19,165	74,779	79,844
Stock based compensation	5,040	4,177	19,567	18,502
Deferred income taxes	11,260	1,807	20,120	20,869
Amortization of debt issuance costs and other	2,757	2,783	10,932	5,567
Asset impairment	2,040	—	2,040	—
Changes in operating assets and liabilities:
Accounts receivable, net	3,635	1,321	821	(815)
Prepaid expenses and other assets	125	803	(2,404)	(5,313)
Deferred expenses	7,469	1,312	5,610	3,094
Accounts payable	1,356	2,376	(2,739)	4,521
Accrued expenses and other liabilities	1,607	(1,297)	1,667	2,183
Accrued compensation and benefits	(2,977)	4,165	(7,788)	(1,990)
Accrued restructuring costs	—	895	(1,139)	(338)
Deferred revenue	(2,624)	1,484	6,949	28,961
Net cash provided by operating activities	36,352	35,563	117,206	102,460

Cash flows from investing activities
Business acquisitions, net of cash acquired	42	—	(19,246)	—
Proceeds from sale of equity method investment	—	—	—	385
Capital expenditures	(2,382)	(3,127)	(15,166)	(14,713)
Other	—	—	—	(50)
Net cash used in investing activities	(2,340)	(3,127)	(34,412)	(14,378)

Cash flows from financing activities
Stock issuance costs	(23)	(13)	(98)	(43)
Common stock repurchased	(1,137)	(356)	(6,327)	(6,342)
Payments of long-term debt	(16,250)	(33,000)	(367,328)	(1,015,076)
Proceeds from exercise of stock options	789	4,306	9,899	14,164
Proceeds from long-term debt issued	—	—	192,020	910,631
Proceeds from borrowings on revolving credit facility	—	—	112,208	10,000
Debt issuance costs	(8)	73	(3,680)	(2,791)
Purchases under stock repurchase plan	(10,785)	—	(10,785)	—
Net cash used in financing activities	(27,414)	(28,990)	(74,091)	(89,457)

Effect of exchange rate changes on cash	(13)	—	(24)	—
Net increase (decrease) in cash and cash equivalents	6,585	3,446	8,679	(1,375)
Cash and cash equivalents, beginning of year	15,900	10,360	13,806	15,181
Cash and cash equivalents, end of year	$22,485	$13,806	$22,485	$13,806

Supplemental cash flow information
Interest paid	$2,017	$4,632	$17,303	$35,047
Income tax paid	$314	$125	$1,134	$499